             ___________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 -------------

                                CURRENT REPORT

                                   FORM 8-K

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                               February 22, 2000
               Date of Report (Date of earliest event reported)

                               THE LIMITED, INC.
            (Exact name of registrant as specified in its charter)

                                -------------


                Delaware             1-8344          31-1029810
             (State or other      (Commission        (IRS Employer
               jurisdiction       File no.)     Identification No.)
             of incorporation)


                             Three Limited Parkway
                                 P.O. Box 1600
                              Columbus, OH 43230
                                (614) 479-7000
                   (Address of principal executive offices)


             ___________________________________________________
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Item 5. Other Events.

          On February 22, 2000, The Limited, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     The Index to Exhibits at page E-1 is incorporated herein by reference.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             THE LIMITED, INC.

                                             /s/ V. Ann Hailey
                                             ---------------------
                                             V. Ann Hailey
                                             Executive Vice President and
                                             Chief Financial Officer

Dated: February 22, 2000
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                               INDEX TO EXHIBITS


Exhibit
Number                     Description
------                     -----------

99.   Press Release issued by The Limited, Inc. on February 22, 2000

99.1  Consolidated Statements of Income (Unaudited)

99.2  Consolidated Condensed Balance Sheets

99.3  Stores and Square Footage

99.4  Selling Square Footage

99.5  Quarterly Financial Data

99.6  Fourth Quarter 1999 Selected Data

                                      E-1